SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2004

Alloy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-26023	04-3310676
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 West 26th Street, 11th Floor, New York, New York	10001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 244-4307

Item 2.02. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX
EX-99.1: PRESS RELEASE

Item 2.02. Results of Operations and Financial Condition.

On September 1, 2004, Alloy, Inc. (the “Company”) issued the press release attached hereto as Exhibit 99.1 announcing its financial results for its second fiscal quarter.

Exhibit
Number	Description
99.1	Press release dated September 1, 2004.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLOY, INC. (Registrant)
Date: September 1, 2004	/s/ James K. Johnson, Jr.
James K. Johnson, Jr., Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release dated September 1, 2004

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